UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018
______________________________
KBR, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas  77002
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (713) 753-3011
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the 2018 Annual Meeting of Stockholders of KBR, Inc. (the "Company"), the Company's stockholders approved the First Amendment to the KBR, Inc. 2009 Employee Stock Purchase Plan (As Amended and Restated as of December 14, 2011) (the "ESPP").  On February 20, 2018, the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") recommended to the Board of Directors of the Company (the "Board") that it approve the First Amendment to the ESPP, and on February 20, 2018, the Board approved the First Amendment to the ESPP, subject to stockholder approval at the 2018 Annual Meeting of Stockholders of the Company on May 16, 2018.  The effective date of the First Amendment to the ESPP is February 20, 2018.  The ESPP was first adopted by the Board on February 28, 2008, and approved by stockholders at the Company's 2008 Annual Meeting of Stockholders.  The ESPP, effective January 1, 2009, was subsequently amended and restated effective as of December 14, 2011.

The ESPP is administered by the Compensation Committee, which is comprised of independent directors.  Pursuant to the terms of the ESPP, Company employees (including our named executive officers) are provided the ability to purchase shares of Company common stock at a price equal to 95% of the closing price of a share of Company common stock as of the last day of each six-month option period.

The ESPP had an original term that ended on February 27, 2018.  However, on February 20, 2018, the Board determined that it was in the best interest of the Company to continue to offer eligible employees the opportunity to purchase shares of Company common stock and to amend the ESPP, subject to stockholder approval, to extend the term of the ESPP through February 20, 2028.  The Board did not seek to increase the number of shares of Company common stock available under the ESPP, and the First Amendment to the ESPP does not provide for any such increase or any other change to the ESPP other than the extension of the term of such plan.  The First Amendment to ESPP enables the Company to continue to grant purchase rights to eligible employees at levels determined appropriate by the Board and Compensation Committee.

The material terms of the ESPP, including the updated term as amended by the First Amendment to the ESPP, are summarized on pages 75-78 of the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2018 (the "Proxy Statement"), which description is incorporated by reference herein.  This description is qualified in its entirety by reference to the First Amendment to the ESPP, a copy of which is included as Appendix A to the Proxy Statement, and the ESPP, a copy of which is included as Appendix B to the Proxy Statement.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of security holders during the Company's Annual Meeting of Stockholders held on May 16, 2018, are as follows:

Proposal	For	Withheld	Abstentions	Broker non-votes
1. Election of Directors:
Mark E. Baldwin	116,166,125	4,012,582	76,048	10,002,173
James R. Blackwell	114,771,321	5,407,688	75,746	10,002,173
Stuart J. B. Bradie	116,156,605	4,022,440	75,710	10,002,173
Loren K. Carroll	115,870,730	4,307,973	76,052	10,002,173
Umberto della Sala	114,753,647	5,423,482	77,626	10,002,173
Lester L. Lyles	114,756,298	5,420,969	77,488	10,002,173
Wendy M. Masiello	116,692,408	3,487,159	75,188	10,002,173
Jack B. Moore	113,766,578	6,412,543	75,634	10,002,173
Ann D. Pickard	116,161,984	4,017,626	75,145	10,002,173

Under the Company's Bylaws, each of the directors was elected, having received a majority of the shares of common stock cast in person or represented by proxy at the Annual Meeting of Stockholders.

Proposal	For	Against	Abstentions	Broker non-votes
2. Ratification of KPMG LLP as independent registered public accounting firm for the Company for the year ending December 31, 2018.	127,382,142	2,745,598	129,188	N/A

Under the Company's Bylaws, the selection of KPMG LLP was ratified, having been approved by the vote of holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting of Stockholders.

Proposal	For	Against	Abstentions	Broker non-votes
3. Advisory vote to approve the compensation of our Named Executive Officers as disclosed in the proxy statement.	111,393,079	8,770,780	90,896	10,002,173

Under the Company's Bylaws, the advisory vote was in favor of approval of our executive compensation, having been approved by the vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting of Stockholders.

Proposal	For	Against	Abstentions	Broker non-votes
4. Approve the First Amendment to the KBR, Inc. 2009 Employee Stock Purchase Plan (As Amended and Restated as of December 14, 2011).	120,009,602	169,030	76,123	10,002,173

Under the Company's Bylaws, the First Amendment to the KBR, Inc. 2009 Employee Stock Purchase Plan (As Amended and Restated as of December 14, 2011) was approved, having been approved by the vote of holders of a majority of the shares of common stock cast in person or by proxy at the Annual Meeting of Stockholders.

As of the record date, March 22, 2018, there were 140,571,869 shares of common stock outstanding and entitled to vote at the Annual Meeting of Stockholders.  On the meeting date, holders of 130,256,928 shares were present in person or by proxy.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.
10.1
First Amendment to the KBR, Inc. 2009 Employee Stock Purchase Plan (As Amended and Restated as of December 14, 2011) (incorporated by reference to Exhibit 10.1 to KBR, Inc.'s Proxy Statement filed with the Securities and Exchange Commission on April 2, 2018).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: May 22, 2018	By:	/s/ Adam M. Kramer
	Name: Title:	Adam M. Kramer Vice President, Public Law and Corporate Secretary